UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 6, 2014

ESSA BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	001-33384	20-8023072
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

200 Palmer Street, Stroudsburg, Pennsylvania	18360
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 570-421-0531

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On March 6, 2014, ESSA Bancorp, Inc. (the “Company”) held its Annual Meeting of Stockholders. At the Annual Meeting, stockholders considered the election of four directors, the ratification of the appointment of S.R. Snodgrass, A.C. as its independent registered public accountants for the fiscal year ending September 30, 2014, and the consideration of an advisory, non-binding resolution with respect to the executive compensation described in the proxy statement. A breakdown of the votes cast is set forth below.

1. The election of Directors

	For	Withheld	Broker non-votes

Daniel J. Henning	7,767,229	494,937	1,930,224

Frederick E. Kutteroff	7,765,510	496,656	1,930,224

Brian T. Regan	8,051,964	210,202	1,930,224

Elizabeth B. Weekes	7,763,670	498,496	1,930,224

2. The ratification of the appointment of S.R. Snodgrass, A.C. as independent registered public accountants for the fiscal year ending September 30, 2014.

For	Against	Abstain	Broker non-votes

9,881,243	172,007	139,140	—

3. The consideration of an advisory, non-binding resolution with respect to the executive compensation described in the Proxy Statement.

For	Against	Abstain	Broker non-votes

7,630,385	573,858	57,923	1,930,224

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESSA BANCORP, INC.

DATE: March 10, 2014	By:	/s/ Gary S. Olson
Gary S. Olson
President and Chief Executive Officer